Exhibit 10(h)


                                                       Contract .No. 113421

             NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
     TRANSPORTATION RATE SCHEDULE FTS AGREEMENT DATED January 15, 1998
           UNDER SUBPART G OF PART 284 OF THE FERC'S REGULATIONS

1.   SHIPPER is: NORTH SHORE GAS COMPANY, a LOCAL DISTRIBUTION COMPANY.

2.   (a)  MDQ totals: 8,929 MMBTU per day.

     (b)  Service option selected (check any or all):
          [  ] LN          [  ] SW          [  ] NB

3. TERM: Service under FTS Agreement No. 113421 shall commence on the next calendar day following the termination of North Shore's FTS Agreement No. 110522 dated September 22, 1995, and shall continue through the last day of the month in which twelve complete calendar months of service have been provided under the FTS Agreement.

4.   Service will be ON BEHALF OF: [X ] Shipper or [  ] Other:.

5. The ULTIMATE END USERS are customers within any state in the continental U.S.; or (specify state)

     _______________________________________________________________

6. [ ] This Agreement supersedes and cancels a __________ Agreement dated __________

     [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID
     #.

     [X] Service and reservation charges commence the latter of:
          (a) December 01, 1998, and
          (b) the date capacity to provide the service hereunder is available on Natural's System.

     [  ] Other: _______________________________________________________

7. SHIPPER'S ADDRESSES                       NATURAL'S ADDRESSES
                          General Correspondence:
NORTH SHORE GAS COMPANY          NATURAL GAS PIPELINE COMPANY OF AMERICA
WILLIAM MORROW                   ATTENTION: GAS TRANSPORTATION SERVICES
130 E. RANDOLPH DR., 23RD FLOOR       3200 SOUTHWEST FREEWAY  77027-7523
CHICAGO, IL 60601-6207                P.O. BOX 283 77001-0283
                                      HOUSTON, TEXAS

             Statements/Invoices/Accountinq Related Materials:
NORTH SHORE GAS COMPANY          NATURAL GAS PIPELINE COMPANY OF AMERICA
WILLIAM MORROW                   ATTENTION: ACCOUNT SERVICES
130 E. RANDOLPH DR., 23RD FLOOR            701 EAST 22ND STREET
CHICAGO, IL 60601-6207                    LOMBARD, ILLINOIS 60148

                                   Payments:
                                   NATURAL GAS PIPELINE COMPANY OF AMERICA
                                        P. O. BOX 2910
                                        CAROL STREAM, ILLINOIS 60132-2910

                                   FOR WIRE TRANSFER OR ACH:
                                 DEPOSITORY INSTITUTION: CITIBANK N.A.
                                        ABA ROUTING #: 021000089
                                        ACCOUNT #: 4067-6195

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. NATURAL AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS
     OF NATURAL'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT
     THAT STATE LAW IS APPLICABLE, NATURAL AND SHIPPER EXPRESSLY AGREE THAT
     THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA           NORTH SHORE GAS COMPANY
"Natural"                                        "Shipper"

By:   /s/ Stephen G. Weiman                  By:   /s/ William E. Morrow

Name:      Stephen G. Weiman                 Name:      William E. Morrow
Title:     Senior Vice President             Title:     Vice President


113421

                                 EXHIBIT A
                          DATED: January 15, 1998
                     EFFECTIVE DATE: December 01, 1998

COMPANY: NORTH SHORE GAS COMPANY
CONTRACT: 113421

RECEIPT POINT/S

                          County/Parish         PIN               MDQ
 Name/Location                 Area     State   No.     Zone   (MMBtu/d)


PRIMARY RECEIPT POINT/S

1. NGPL/TPC GAGE               GAGE       NE    2900     07      8,929
   INTERCONNECT WITH TRAILBLAZER PIPELINE
   IN SEC. 15-T4N-R6E, GAGE COUNTY,
   NEBRASKA.

SECONDARY RECEIPT POINT/S

  All secondary receipt point, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

  Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure
(MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

RATES

  Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

  Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.

TRANSPORTATION OF LIQUIDS

  Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.


                                   A-1

                                 EXHIBIT B
                          DATED January 15, 1998
                     EFFECTIVE DATE: December 01, !998

COMPANY: NORTH SHORE GAS COMPANY
CONTRACT: 113421

RECEIPT POINT/S

                            County/Parish         PIN               MDQ
 Name/Location                   Area     State   No.     Zone   (MMBtu/d)


PRIMARY DELIVERY POINT/S

1. NO SHORE/NGPL GRAYSLAKE LAKE  LAKE       IL     1       06      8,929
   INTERCONNECT WITH NORTH SHORE GAS
   COMPANY LOCATED IN SEC. 12-T44N-R10E,
   LAKE COUNTY, ILLINOIS.




SECONDARY DELIVERY POINT/S

  All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.


DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

  Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.



                                    B-1

                                 EXHIBIT C
                          DATED January 15, 1998
                     EFFECTIVE DATE: December 01, 1998

COMPANY: NORTH SHORE GAS COMPANY
CONTRACT: 113421

  Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

  A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

  A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C has throughput capacity rights.

  The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.


                                    C-1


                                 EXHIBIT C
                          DATED January 15, 1998
                     EFFECTIVE DATE: December 01, 1998

COMPANY:  NORTH SHORE GAS COMPANY
CONTRACT:  113421




Segment      Upstream    Forward/Backward    Flow Through
Number       Segment    Haul (Contractual)     Capacity

 12             0               F                 0

 13             12              F                 8,929

 14             13              F                 8,929

 29             14              F                 8,929

 37             29              F                 8,929

 39             37              F                 8,929




                              C-2